Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Product Returns Liability and Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 15 — COMMITMENTS AND CONTINGENCIES

Leases

The following is a schedule of the future minimum payments under operating leases that have non-cancelable lease terms (in millions):

Minimum payments
2012	$5.3
2013	4.0
2014	3.4
2015	3.2
2016	3.2
2017 and thereafter	5.9

$25.0

These lease payments include the payment of certain taxes and other expenses. Rent expense recognized during the Successor year ended December 31, 2011 was $5.4 million and rent expense recognized during the Predecessor period January 1, 2011 through January 25, 2011 was $0.5 million, for a total of $5.9 million for the Combined Year Ended December 31, 2011. Rent expense for the Predecessor years ended December 31, 2010 and 2009 was $5.8 million and $6.3 million, respectively.

Insurance Reserves

Holdings purchases insurance policies for workers’ compensation, automobile and product and general liability. These policies include high deductibles for which Holdings is responsible. These deductibles are estimated and recorded as expenses in the period incurred. Estimates of these expenses are updated each quarter and are adjusted accordingly. These estimates are subject to substantial uncertainty because of several factors that are difficult to predict, including actual claims experience, regulatory changes, litigation trends and changes in inflation. Estimated unpaid losses for which Holdings is responsible are included in the balance sheet in “Accrued expenses and other current liabilities.”

Environmental

Holdings is subject to a variety of federal, state, local and foreign environmental, health and safety laws and regulations, including those governing the discharge of pollutants into the air or water, the management and disposal of hazardous substances or wastes, and the cleanup of contaminated sites. UCI International or its predecessors have been identified as a potentially responsible party, or is otherwise currently responsible, for contamination at five sites. One of these sites is a former facility in Edison, New Jersey (the “New Jersey Site”), where a state agency has ordered UCI International to continue with the monitoring and investigation of chlorinated solvent contamination. The New Jersey Site has been the subject of litigation to determine whether a neighboring facility was responsible for contamination discovered at the New Jersey Site. A judgment has been rendered in that litigation to the effect that the neighboring facility is not responsible for the contamination. UCI International is analyzing what further investigation and remediation, if any, may be required at the New Jersey Site. UCI International is also responsible for a portion of chlorinated solvent contamination at a previously owned site in Solano County, California (the “California Site”), where UCI International, at the request of the regional water board, is investigating and analyzing the nature and extent of the contamination and is conducting some remediation. Based on currently available information, management believes that the cost of the ultimate outcome of the environmental matters related to the New Jersey Site and the California Site will not exceed the $1.2 million accrued at December 31, 2011 by a material amount, if at all. However, because all investigation and analysis has not yet been completed and due to the inherent uncertainty in such environmental matters, it is possible that the ultimate outcome of these matters could have a material adverse effect on the financial results for a single quarter.

In addition to the two matters discussed above, UCI International or its predecessors have been named as a potentially responsible party at a third-party waste disposal site in Calvert City, Kentucky (the “Kentucky Site”). UCI International estimates settlement costs at $0.1 million for this site. During 2011, UCI International completed remediation activities at two of its manufacturing sites (the “Manufacturing Sites”). UCI International also retains responsibility for remediation activities at a former manufacturing site (the “Former Manufacturing Site”) for which remediation settlement costs are estimated to be $0.1 million. In addition, UCI International is party to a remedy plan for an EPA Superfund site in Mayville, Wisconsin (the “Wisconsin Site”) related to hazardous and other waste disposal. Based on the settlement agreement, UCI International estimates its settlement cost at less than $0.1 million. UCI International anticipates that the majority of the $0.3 million reserved for settlement and remediation costs will be spent in the next year. To date, the expenditures related to the Kentucky Site, the Former Manufacturing Site and the Wisconsin Site have been immaterial.

Antitrust Litigation

Starting in 2008, UCI and its wholly owned subsidiary, Champion Laboratories, Inc., (“Champion”), were named as defendants in numerous antitrust complaints originally filed in courts around the country. The complaints allege that several defendant filter manufacturers engaged in price fixing for aftermarket automotive filters in violation of Section 1 of the Sherman Act and/or state law. Some of these complaints are putative class actions on behalf of all persons that purchased aftermarket filters in the U.S. directly from the defendants, from 1999 to the present. Others are putative class actions on behalf of all persons who acquired indirectly aftermarket filters manufactured and/or distributed by one or more of the defendants, from 1999 to the present. The complaints seek treble damages, an injunction against future violations, costs and attorney’s fees.

On August 18, 2008, the Judicial Panel on Multidistrict Litigation, (“JPML”), transferred these cases to the United States District Court for the Northern District of Illinois for coordinated and consolidated pretrial proceedings.

On November 26, 2008, the direct purchaser plaintiffs filed a Consolidated Amended Complaint. This complaint names Champion as one of multiple defendants, but it does not name UCI. The complaint is a putative class action and alleges violations of Section 1 of the Sherman Act in connection with the sale of light duty (i.e., automotive and light truck) oil, air and fuel filters for sale in the aftermarket. The direct purchaser plaintiffs seek treble damages, an injunction against future violations, costs and attorney’s fees.

On January 12, 2009, Champion, but not UCI, was named as one of ten defendants in a related action filed in the Superior Court of California for the County of Los Angeles on behalf of a purported class of direct and indirect purchasers of aftermarket filters. This case has been removed to federal court and transferred to the Northern District of Illinois for coordinated pre-trial proceedings. On February 25, 2010, the California plaintiffs filed an amended complaint on behalf of a putative class of operators of service stations in California who indirectly purchased for resale oil, air, transmission, and fuel filters from defendants.

In 2008, the Office of the Attorney General for the State of Florida issued Antitrust Civil Investigative Demands to Champion and UCI requesting documents and information related to the sale of oil, air, fuel and transmission filters. On April 16, 2009, the Florida Attorney General filed a complaint against Champion and eight other defendants in the Northern District of Illinois. The complaint alleges violations of Section 1 of the Sherman Act and Florida law related to the sale of aftermarket filters. The complaint asserts direct and indirect purchaser claims on behalf of Florida governmental entities and Florida consumers. It seeks treble damages, penalties, fees, costs and an injunction. The Florida Attorney General action is being coordinated with the rest of the filters cases pending in the Northern District of Illinois.

On August 9, 2010, the County of Suffolk, New York, filed a related complaint in the United States District Court for the Eastern District of New York against Champion and eight other defendants on behalf of a purported class of indirect aftermarket filter purchasers consisting of towns, counties, villages, police, fire and sanitation departments and municipalities throughout the United States. The complaint alleges violations of Section 1 of the Sherman Act and New York’s Donnelly Act. The JPML transferred this case to the Northern District of Illinois for coordinated pre-trial proceedings. On April 5, 2011 the parties filed a stipulation dismissing this action without prejudice.

On December 21, 2009, William G. Burch filed a related complaint under seal in the United States District Court for the Northern District of Oklahoma against Champion and other defendants on behalf of the United States as a qui tam relator pursuant to the False Claims Act, 31 U.S.C. § 3729, et seq. On June 10, 2010, the United States filed a Notice of the United States’ Election to Decline Intervention. On June 17, 2010, the court ordered the complaint unsealed and directed Mr. Burch to serve it on the defendants which he has done. The JPML transferred this action to the Northern District of Illinois for coordinated pre-trial proceedings with the other aftermarket filters matters pending there. Mr. Burch filed a First Amended complaint there on November 24, 2010 raising claims under the federal False Claims Act, and similar acts of nineteen states and the District of Columbia. On November 18, 2011, the parties stipulated to dismissal of this action with prejudice as to future complaints by Mr. Burch as a relator. However, the stipulation of dismissal was without prejudice to the rights of the United States to bring an action under the False Claims Act on its own behalf.

On February 24, 2011, the indirect purchaser plaintiffs filed a Fourth Amended Consolidated Indirect Purchaser Complaint. This complaint names Champion as one of multiple defendants, but it does not name UCI. The complaint is a putative class action and alleges violations of Section 1 of the Sherman Act and violations of state antitrust, consumer protection and unfair competition law related to the sale of replacement motor vehicle oil, fuel and engine air filters. The indirect purchaser plaintiffs seek treble damages, penalties and punitive damages where available, an injunction against future violations, disgorgement of profits, costs and attorneys’ fees. Champion’s answer to the third amended complaint was filed on March 25, 2011.

On April 14, 2011, the court entered a 90-day stay of all proceedings in all actions consolidated in the Northern District of Illinois by the JPML. The parties to these consolidated actions jointly requested this stay in light of a pending criminal investigation by the United States Attorney’s Office of the Eastern District of Pennsylvania into evidence and statements related to William G. Burch. On June 21, 2011, the United States Attorney’s Office of the Eastern District of Pennsylvania charged William G. Burch with knowingly and willfully making false and fraudulent statements to the Antitrust Division of the Department of Justice with the intent to impede the Antitrust Division’s investigation. On June 29, 2011, William G. Burch pleaded guilty to these charges and on October 26, 2011, he was sentenced to a prison term of 24 months as well as fines and restitution to the United States of approximately $0.1 million.

On July 14, 2011, at the request of the parties to the consolidated actions, the court extended the stay until August 23, 2011. On August 17, 2011, Champion and other defendants in the consolidated proceedings moved to exclude from evidence in the consolidated proceedings certain evidence and testimony that the class action and Florida plaintiffs obtained from William G. Burch. At a hearing on August 23, 2011, the court continued the stay pending briefing on defendants’ motions. Following additional briefing on the motions to exclude this evidence and testimony by all parties, at a hearing on October 12, 2011, the court took the motions under advisement and continued the stay until a hearing on all motions to be held on January 20, 2012.

On January 20, 2012, the court denied the pending motions without prejudice and lifted the stay. On February 3, 2012, the court issued a scheduling order under which discovery as to the conspiracy element of the plaintiffs’ claims will close on October 31, 2012.

On February 9, 2012, the parties announced that Champion and two other defendants had reached an agreement in principle with all plaintiffs to settle the remaining actions. On March 8, 2012, the parties executed a settlement agreement. This settlement agreement will be subject to approval by the court with respect to the claims by class action plaintiffs but not with respect to the claims by the State of Florida. If the court grants preliminary approval to the proposed settlement, class action counsel must provide notice to prospective class members of the terms of the proposed settlement and their rights thereunder, including the right to opt-out of the proposed settlement class and to object to the terms of the proposed settlement. Following the notice period, class action counsel must obtain final approval of the proposed settlement.

Champion, but not UCI, was also named as one of five defendants in a class action filed in Quebec, Canada in 2008. This action alleges conspiracy violations under the Canadian Competition Act and violations of the obligation to act in good faith related to the sale of aftermarket filters. The plaintiff seeks joint and several liability against the five defendants in the amount of C$5 million in compensatory damages and C$1 million in punitive damages. The plaintiff is seeking authorization to have the matter proceed as a class proceeding, which motion has not yet been ruled on.

Champion, but not UCI, was also named as one of 14 defendants in a class action filed in Ontario, Canada in 2008. This action alleges civil conspiracy, intentional interference with economic interests, and conspiracy violations under the Canadian Competition Act related to the sale of aftermarket filters. The plaintiff seeks joint and several liability against the 14 defendants in the amount of C$150 million in general damages and C$15 million in punitive damages. The plaintiff is also seeking authorization to have the matter proceed as a class proceeding, which motion has not yet been ruled on.

On June 10, 2010, the Office of the Attorney General for the State of Washington issued an Antitrust Civil Investigative Demand to Champion requesting documents and information related to the sale of oil, air, fuel and transmission filters. Champion is cooperating with the Attorney General’s requests.

The Antitrust Division of the Department of Justice (DOJ) investigated the allegations raised in these suits and certain current and former employees of the defendants, including Champion, testified pursuant to subpoenas. On January 21, 2010, DOJ sent a letter to counsel for Champion stating that “the Antitrust Division’s investigation into possible collusion in the replacement auto filters industry is now officially closed.”

During the fourth quarter of 2011, we recorded a provision of $7.8 million related to the aforementioned February 9, 2012 settlement agreement. During the Successor period ended December 31, 2011, and the Predecessor periods January 1, 2011 through January 25, 2011 and the years ended December 31, 2010 and December 31, 2009, we incurred $3.9 million, $0.8 million, $7.2 million and $1.3 million, respectively, defending against these claims. These amounts are included in the consolidated income statements in “Antitrust litigation costs.”

Value-added Tax Receivable

Our Mexican operation has outstanding receivables denominated in Mexican pesos in the amount of $2.0 million from the Mexican Department of Finance and Public Credit. The receivables relate to refunds of Mexican value-added tax, to which UCI International believes it is entitled in the ordinary course of business. The local Mexican tax authorities have rejected our claims for these refunds, and we have commenced litigation in the regional federal administrative and tax courts to order the local tax authorities to process these refunds. During 2010, we recorded a $1.4 million provision due to uncertainties of collection of these receivables.

Patent Litigation

Champion was a defendant in litigation with Parker-Hannifin pursuant to which Parker-Hannifin claimed that certain of Champion’s products infringe a Parker-Hannifin patent. On December 11, 2009, following trial, a jury verdict was reached, finding in favor of Parker-Hannifin with damages of approximately $6.5 million. On May 3, 2010, the court entered a partial judgment in this matter, awarding Parker-Hannifin $6.5 million in damages and a permanent injunction. Both parties filed post-trial motions. Parker-Hannifin sought treble damages and attorneys’ fees. Champion sought a judgment as a matter of law on the issues of infringement and patent invalidity. On March 17, 2011, the court issued an order denying Champion’s motion for a judgment at law and awarding Parker-Hannifin an additional $3.3 million in damages plus attorneys’ fees, originally estimated to be approximately $1.5 million and later revised to record an additional $0.5 million provision. Given that this litigation existed at the date of the UCI Acquisition, the additional $0.5 million provision was recorded in the Predecessor income statement for the period January 1, 2011 through January 25, 2011. On April 15, 2011, Champion appealed the court order and the appeals court subsequently ordered the parties to enter into court-sponsored mediation. On July 18, 2011, Champion and Parker-Hannifin reached a settlement of this litigation, as well as other disputes between the companies. The settlement included the payment of $9.0 million by Champion to Parker-Hannifin, $0.5 million in discounts granted to Champion for future purchases by Champion of Parker-Hannifin products, and the dismissal with prejudice of this case and certain other cases between the companies. Champion made the $9.0 million payment during the third quarter of 2011. During the Successor year ended December 31, 2011, Champion incurred post-trial costs of $0.4 million. During the Predecessor year ended December 31, 2010, Champion incurred post-trial costs of $1.1 million. These costs are included in the consolidated income statements in “Patent litigation costs”.

In order to appeal the judgment in this matter, UCI International posted a letter of credit in the amount of $7.4 million during 2010 and an additional letter of credit in the amount of $5.5 million in the second quarter of 2011 bringing the total letters of credit to $12.9 million. The letters of credit were canceled upon payment of the settlement during the third quarter of 2011.

Champion initially recorded an $11.8 million liability for this matter in the preliminary purchase price allocation based upon the best information that was available at that time. Based upon the new information gained during the measurement period resulting from the settlement discussed above, the preliminary purchase price allocation was adjusted to reduce the liability for this matter. See additional discussion of the reconciliation of the preliminary purchase price allocation to the final allocation in Note 2 — Acquisition of UCI International, Inc. in the consolidated financial statements included elsewhere in this annual report.

Other Litigation

We are subject to various other contingencies, including routine legal proceedings and claims arising out of the normal course of business. These proceedings primarily involve commercial claims, product liability claims, personal injury claims and workers’ compensation claims. The outcome of these lawsuits, legal proceedings and claims cannot be predicted with certainty. Nevertheless, we believe that the outcome of any of these currently existing proceedings, even if determined adversely, would not have a material adverse effect on our financial condition or results of operations.